SCHEDULE 14C INFORMATION STATEMENT
                                 (Rule 14c-101)
                Information Statement Pursuant to Section 14(c)
                     of the Securities Exchange Act of 1934

[X]  Filed by the Registrant

[ ]  Filed by a Party other than the Registrant

Check the appropriate box:

[X]  Preliminary Information Statement

[ ]  Confidential, for Use of the Commission Only (as permitted by Rule
     14a-6(e)(2)

[ ]  Definitive Information Statement

Golden Spirit Minerals Ltd.
Commission File Number: 000-26101

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required

[ ]  Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.
1) Title of each class of securities to which transaction applies:____________________________________________

2) Aggregate number of securities to which transaction applies:_____________________________________________

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):_____________________________________________

4)       Proposed maximum aggregate value of transaction:_________

5)       Total fee paid:_______________________________________

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)       Amount Previously Paid:______________________________

2)       Form, Schedule or Registration Statement No.:____________

3)       Filing Party:________________________________________

4)       Date Filed:_________________________________________

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                             INFORMATION STATEMENT
                                TO STOCKHOLDERS
                                       OF
                          GOLDEN SPIRIT MINERALS LTD.
                          SUITE 806 - 1288 ALBERNI ST.
                                VANCOUVER, B.C.
                                    V6E 4N5
-------------------------------------------------------------------

             THIS INFORMATION STATEMENT IS BEING PROVIDED TO YOU BY
                     THE BOARD OF DIRECTORS OF THE COMPANY.
                       WE ARE NOT ASKING YOU FOR A PROXY
                             AND YOU ARE REQUESTED
                            NOT TO SEND US A PROXY.


                           NOTICE OF ACTION TAKEN BY
                    WRITTEN CONSENT OF MAJORITY SHAREHOLDERS

DEAR SHAREHOLDERS:

We are writing to advise you that Golden Spirit Minerals Ltd. will undergo the following corporate changes:

1.  Golden Spirit Minerals Ltd. will change its name to Golden Spirit Mining
    Ltd.

2. Golden Spirit Minerals Ltd. will increase its authorized capital from 100,000,000 shares of common stock with a par value of $0.0001 per share to 500,000,000 shares of commons stock with a par value of $0.0001 per share.

3. Golden Spirit Minerals Ltd. will issue a ten percent (10%) stock dividend to all shareholders of record as of the close of business September 30, 2004.

The name change, increase in authorized capital and ten percent stock dividend were approved on August 24, 2004, by unanimous approval of our Board of Directors. In addition, shareholders holding a majority of our outstanding common stock approved the name change, increase in authorized capital and ten percent stock dividend by written consent in lieu of a meeting on September 15, 2004, in accordance with the relevant sections of the General Corporation Law of the State of Delaware. The name change, increase in authorized capital and ten percent stock dividend will not be effective until we amend our Amended and Restated Articles of Incorporation by filing a Certificate of Amendment to our Amended and Restated Articles of Incorporation with the State of Delaware. We intend to file the Certificate of Amendment immediately after this information statement is first mailed to our shareholders.

Our purpose in changing our name was to reflect the fact that the Company's goal is to develop into a mining corporation and the increase in authorized capital is required in order to accomplish this goal. Our purpose in issuing the ten percent (10%) stock dividend is to thank all its shareholders, both past shareholders of 2UOnline.com, Inc., and new and existing common shareholders, for supporting the Company's efforts in the development of the company's mining properties in North America and Australia.

No action is required by you. The accompanying information statement is furnished only to inform our shareholders of the action described above before it takes effect in accordance with Rule 14c-2 promulgated under the Securities Act of 1934. This information statement is being mailed to you on or about October 5, 2004.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

By order of the Board of Directors,

By: /s/ Robert Klein
        -------------------
        Robert Klein
        CHAIRMAN AND PRESIDENT

Vancouver, British Columbia, Canada
October 4, 2004
------------------------------------------------------------------------


                          GOLDEN SPIRIT MINERALS LTD.
                          SUITE 806 - 1288 ALBERNI ST.
                                VANCOUVER, B.C.
                                    V6E 4N5

                        INFORMATION STATEMENT REGARDING
                       ACTION TAKEN BY WRITTEN CONSENT OF
                            MAJORITY OF SHAREHOLDERS


We are furnishing this shareholder information statement to you to provide you with information and a description of actions taken by written consent of a majority of our shareholders on September 15, 2004, in accordance with the relevant Sections of the General Corporation Law of Delaware. This action was taken by 38 persons or entities which collectively own in excess of the required majority of our outstanding common stock necessary for the adoption of the action.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

This information statement is being mailed on or about October 5, 2004 to shareholders of record on September 30, 2004. The information statement is being delivered only to inform you of the corporate action described herein before it takes effect in accordance with Rule 14c-2 promulgated under the Securities Exchange Act of 1934.

GENERAL

On August 24, 2004, our Board of Directors unanimously approved, subject to shareholder approval, an amendment to our Amended and Restated Articles of Incorporation to change our corporate name to "Golden Spirit Minerals Ltd.", increase our authorized capital from 100,000,000 shares of common stock to 500,000,000 shares of common stock and issue a ten percent (10%) stock dividend to shareholders of record September 30, 2004. On September 15, 2004, 38 shareholders which collectively own in excess of the required majority of our outstanding common stock necessary for the adoption of the action, approved the name change by action taken by written consent. The full text of the proposed amendment to the Amended and Restated Articles of Incorporation is attached hereto as Exhibit A.

PURPOSE OF CHANGE IN NAME AND INCREASE IN AUTHORIZED CAPITAL OF THE CORPORATION

Our purpose in changing our name was to reflect the fact that the Company's goal is to develop into a mining corporation and the increased in authorized capital is required in order to accomplish this goal.

PURPOSE OF ISSUING A TEN PERCENT (10%) STOCK DIVIDEND

Our purpose in issuing the ten percent (10%) stock dividend is to thank all its shareholders, both past shareholders of 2UOnline.com, Inc., and new and existing common shareholders, for supporting the Company's efforts in the development of the company's mining properties in North America and Australia.

PROCEDURE FOR APPROVAL OF NAME CHANGE, INCREASE IN AUTHORIZED CAPITAL AND ISSUE OF TEN PERCENT (10%) STOCK DIVIDEND; VOTE REQUIRED

The General Corporation Law Of the State of Delaware requires that, in order for us to amend our Amended and Restated Articles of Incorporation, such amendment must be approved by our Board of Directors and approved by a majority of the outstanding shares entitled to vote. The General Corporation Law of the State of Delaware also provides that any action which may be taken at a meeting of the shareholders may be taken without a meeting and without prior notice, if a consent in writing, setting forth the action so taken, shall be signed by the holders of a majority of the outstanding shares entitled to vote.

On September 30, 2004, the record date for determination of the shareholders entitled to receive this Information Statement, there were 80,245,959 shares of common stock outstanding. The holders of common stock are entitled to one vote for each share held of record on all matters submitted to a vote of our shareholders. We needed the affirmative vote of at least a majority of the outstanding shares of our common stock to approve the name change. Our Board, by its unanimous written consent, adopted resolutions approving an amendment to our Amended and Restated Articles of Incorporation to effect the name change, increase in authorized capital and ten percent (10%) stock dividend By Action of Written Consent, dated September 15, 2004, holders representing 40,935,029 shares of common stock or 51.00% of the shares of common stock approved the name change, increase in authorized capital and ten percent (10%) stock dividend.

EFFECTIVE DATE OF AMENDMENT

The amendment to our Amended and Restated Articles of Incorporation will become effective upon the filing with the Delaware Secretary of State of a Certificate of Amendment to our Amended and Restated Articles of Incorporation, attached hereto as Exhibit A. We intend to file the Certificate of Amendment immediately after this Information Statement is first mailed to shareholders.

EFFECT ON CERTIFICATES EVIDENCING SHARES OF SIMPLE TECHNOLOGY STOCK

The change in the name of Golden Spirit Minerals Ltd. will be reflected in its stock records by book-entry in Golden Spirit Minerals Ltd. records. For those shareholders that hold physical certificates, please do not destroy or send to Golden Spirit Minerals Ltd. your common stock certificates. Those certificates will remain valid for the number of shares shown thereon, and should be carefully preserved by you.

DISSENTER'S RIGHTS

The General Corporation Law of the State of Delaware does not provide for dissenters' right of appraisal in connection with the name change.

INTERESTS OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

No director, executive officer, nominee for election as a director, associate of any director, executive officer or nominee or any other person has any substantial interest, direct or indirect, by security holdings or otherwise, in the proposed name change, which is not shared by all other shareholders of Golden Spirit Minerals Ltd.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of the shares of our common stock as of September 30, 2004, except as noted in the footnotes below, by:

    - Each person who we know to be the beneficial owner of 5% or more of our outstanding common stock;

    - Each of our executive officers;

    - Each of our directors; and

    - All of our executive officers and directors as a group.

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission. In computing the number of shares beneficially owned by a person and the percentage of ownership of that person, shares of common stock subject to options held by that person that are currently exercisable or become exercisable within 60 days of September 30,2004, are deemed outstanding even if they have not actually been exercised.

Those shares, however, are not deemed outstanding for the purpose of computing the percentage ownership of any other person. As of September 30, 2004, 80,245,959 shares of our common stock were issued and outstanding. Unless otherwise indicated in the table, the persons and entities named in the table have sole voting and sole investment power with respect to the shares set forth opposite the shareholder's name, subject to community property laws, where applicable. The address of each shareholder is listed in the table

                                                      Percent of
Name and Address                    Common Shares     Ownership
---------------------------         -------------     ----------
Robert Klein(1)
4540 Woodgreen Place
Vancouver, BC V6E 2V6                    50,000          0.06%

All directors and executive
officers as a group                      50,000          0.06%

(1)  Officer and/or Director of the Company

--------------------------------------------

ADDITIONAL INFORMATION

The Company is subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and in accordance therewith files reports, proxy statements and other information including annual and quarterly reports on Form 10-KSB and 10-QSB (the "1934 Act Filings") with the Securities and Exchange Commission (the "Commission"). Reports and other information filed by the Company can be inspected and copied at the public reference facilities maintained at the Commission at Room 1024, 450 Fifth Street, N.W., Washington, DC 20549. Copies of such material can be obtained upon written request addressed to the Commission, Public Reference Section, 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. The Commission maintains a web site on the Internet (http://www.sec.gov) that contains reports, proxy and information statements and other information regarding issuers that file electronically with the Commission through the Electronic Data Gathering, Analysis and Retrieval System ("EDGAR").

The following documents as filed with the Commission by the Company are incorporated herein by reference:

(1)  Quarterly Report on Form 10-QSB for the quarter ended June 30, 2004

(2)  Quarterly Report on Form 10-QSB for the quarter ended March 31, 2004;

(3)  Annual Report on Form 10-KSB for the fiscal year ended December 31, 2003.

(4) The registrant's amended Annual Report on Form 10- KSB/A for the fiscal year ended December 31, 2003.

IF YOU HAVE ANY QUESTIONS REGARDING THIS INFORMATION STATEMENT,
PLEASE CONTACT:

Mr. Robert Klein
GOLDEN SPIRIT MINERALS LTD.
SUITE 806 - 1288 ALBERNI ST.
VANCOUVER, B.C.
V6E 4N5
(604) 664-0484

By order of the Board of Directors of
Golden Spirit Minerals Ltd.

By:    /s/ Robert Klein
----------------------
Name:   Robert Klein
Title:  Chief Executive Officer and President
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Exhibit A

                            CERTIFICATE OF AMENDMENT
                          OF ARTICLES OF INCORPORATION
                          Golden Spirit Minerals Ltd.
                             A Delaware Corporation

The undersigned, Robert Klein, President of Golden Spirit Minerals Ltd. does hereby certify that at a Special Meeting of the Board of Directors held at the offices of the Corporation on August 24, 2004, at which a quorum was present, the following resolutions were duly passed:

RESOLVED:The Certificate of Incorporation of the Corporation be amended by striking Article FIRST in its entirety and replacing therefore: "FIRST: The name of the Corporation is Golden Spirit Mining Ltd."

RESOLVED:The amendment to the Corporation's Certificate of Incorporation set forth in the foregoing resolutions was approved by a majority of the Corporation's Board of Directors and was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of Delaware: and, further was approved by the shareholders of the Corporation pursuant to Section 228 of the General Corporation Law of the State of Delaware.

RESOLVED:The name change will be effective at the opening of business October 18, 2004, being 6:30A.M EST.

RESOLVED:The Corporation's authorized capital stock consists of 100,000,000 shares of common stock with $0.0001 par value per share, of which 80,245,959 shares are currently issued and outstanding.

RESOLVED:The Certificate of Incorporation of the Corporation be amended by striking Article FOURTH in its entirety and replacing therefore:

"FOURTH: The total number of shares of stock which this corporation shall have authority to issue is five hundred million (500,000,000) with a par value of $.0001 per share with a total authorized capitalization of $50,000. These shares are Common Stock. Each share of Common Stock shall entitle the holder thereof to one vote, in person or by proxy, on any matter on which action of the stockholders of this corporation is sought."

RESOLVED:The amendment to the Corporation's Certificate of Incorporation set forth in the foregoing resolutions was approved by a majority of the Corporation's Board of Directors and was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of Delaware: and, further, was approved by the shareholders of the Corporation pursuant to Section 228 of the General Corporation Law of the State of Delaware.

RESOLVED:That the increase in authorized capital from 100,000,000 shares of common stock to 500,000,000 shares of common stock will be effective at the opening of business October 18, 2004, being 6:30 A.M. EST.

RESOLVED:That effective as of the close of business on September 30, 2004 (4:30 P.M. EST), each of the 80,245,959 presently issued and outstanding shares of the Corporation's common stock is hereby changed, by way of a ten percent (10%) stock dividend, without further action, into an additional 8,024,596 shares of common stock having the same characteristics. Accordingly, as of the close of business September 30, 2004 (4:30 P.M. EST), the Corporation shall have 88,270,555 shares of common stock issued and outstanding.

RESOLVED:The amendment to the Corporation's Certificate of Incorporation set forth in the foregoing resolutions was approved by a majority of the Corporation's Board of Directors and was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of Delaware: and, further was approved by the shareholders of the Corporation pursuant to Section 222 of the General Corporation Law of the State of Delaware.

RESOLVED:That until issuance of new share certificates as provided in the following resolutions adopted by the Board of Directors, all share certificates which are in existence as of the close of business on September 30, 2004 (4:30 P.M. EST) representing issued and outstanding shares of common stock of the Corporation, shall thereafter, without any further action being taken, represent an additional ten percent (10%) times the number of shares as they theretofore represented:

RESOLVED:That the appropriate officers of the Corporation are hereby authorized and directed to take such steps as may reasonably be necessary or appropriate in order to notify all shareholders of record as of the close of business on September 30, 2004 (4:30 P.M. EST), of the ten percent (10%) share dividend authorized by the foregoing resolutions, and cause to be issued and delivered to each such shareholder of record, one new share certificate in the name of such shareholder representing an additional ten percent (10%) of common stock for each one share of common stock issued and outstanding as of September 30, 2004.

RESOLVED:That the effective date of mailing for the additional ten percent (10%) stock dividend to shareholders of record September 30, 2004 will be October 18, 2004. These share certificates will bear the name of Golden Spirit Mining Ltd.

RESOLVED:That the officers of the Corporation and each of them is authorized and empowered to do such things and execute such documents as may be necessary in order to effectuate the purposes of the foregoing resolutions.

I, the undersigned, President of Golden Spirit Minerals Ltd. DO HEREBY CERTIFY that the foregoing is a true, complete and accurate copy of resolutions duly adopted by the Board of Directors of said Corporation at a special meeting held on the aforementioned day, at which a quorum of the Directors were present; and I do further certify that these resolutions have not been altered, amended and they are now in full force and effect.

Witness my hand and the Seal of the Corporation on this 24th day of August 2004.

Dated: August 24, 2004
Attest: /s/: Robert Waters                   /s/: Robert Klein
-----------------------------                ----------------------------
By:  Robert Waters, Secretary                By:  Robert Klein, President